UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034

(Address of principal executive offices)                     (Zip Code)

Registrant’s telephone number, including area code (248) 350-9900

Not applicable

(Former name or former address, if changed since last report)

Items 1 — 6.            Not applicable.

Item 7.                      Financial Statements and Exhibits.

     (a) — (b)            Not applicable.

     (c)                      Exhibits.

                          99.1 Press Release issued April 21, 2004.

Items 8 — 11.            Not applicable.

Item 12.                      Results of Operation and Financial Condition

     On April 21, 2004, the Company issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: May 11, 2004	By:	/s/ Richard J. Smith
Richard J. Smith
Its: Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 21, 2004

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